UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 4, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105, Roseland, New Jersey 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202

(Registrant's telephone number, including area code)

9375 East Shea Blvd., Suite 107-A, Scottsdale, AZ 85260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2020, RenovaCare, Inc. (the “Company”) entered into a research agreement (the “Agreement”) with King’s College London of Strand (the “College”) pursuant to which the Company and the College will collaborate on a research project (the “Research”) aimed at developing patient-friendly effective therapies for Recessive Dystrophic Epidermolysis Bullosa (“RDEB”). The collaboration seeks to develop a spray-on gene therapy for RDEB designed for longer-lasting therapeutic benefit including prevention of scarring. No human subjects are included in this Research.

Funding for the Research has been obtained by the College. The funding and budget for the Research does not include the costs of the SkinGun™, the disposable attachments, the Company’s expertise and assistance in anything related to the cell delivery. The Company has agreed to provide and permit the utilization of its SkinGun™ in the Research.

Subject to earlier termination under specified circumstances it is expect that the expected effective period of the agreement will be two years, terminating on March 3, 2022. The Parties shall review the progress of the Research and any possible renewal of this Agreement no later than one month before the end of the effective period. If at that time it is decided to extend the Research and renew this Agreement, this shall be the subject of a formal amendment to this Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a redacted copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1***	Research Agreement between the Company and Kings College London of Strand dated as of March 4, 2020.

***	The Company has filed a redacted version of the Agreement, omitting the portions of the Agreement (indicated by asterisks) which the Company desires to keep confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 10, 2020.

RenovaCare, Inc.

By:	/s/ Alan L. Rubino
Alan L. Rubino
President and Chief Executive Officer